                                                                    EXHIBIT 4.10




                               FIRST AMENDMENT TO
                      UNSECURED REVOLVING CREDIT AGREEMENT


         THIS FIRST AMENDMENT TO UNSECURED REVOLVING CREDIT AGREEMENT (the "Amendment") is made as of the 3rd day of March, 1997, by and among FIRST INDUSTRIAL, L.P., a Delaware limited partnership ("Borrower"), FIRST INDUSTRIAL REALTY TRUST, INC., a Maryland corporation ("General Partner"), THE FIRST NATIONAL BANK OF CHICAGO, a national banking association ("First Chicago"), in First Chicago's capacity as Administrative Agent and Lender under the Credit Agreement described below, UNION BANK OF SWITZERLAND, NEW YORK BRANCH, the New York branch of a Swiss banking corporation ("UBS"), in UBS' capacity as Documentation Agent and Lender under such Credit Agreement (First Chicago and UBS in their capacities as Lenders being referred to as the "Original Lenders") and the additional banks identified on the signature pages of this Amendment (the "New Lenders").


                                    RECITALS

         A. Borrower, General Partner and the Original Lenders entered into a certain Unsecured Revolving Credit Agreement dated as of December 16, 1996 (the "Credit Agreement"). All capitalized terms used in this Agreement and not otherwise defined herein shall have the meanings ascribed to such terms in the Credit Agreement.

         B. Pursuant to the terms of the Credit Agreement, the Original Lenders agreed to provide Borrower with a revolving credit facility in an aggregate principal amount of up to $200,000,000. The parties hereto desire to amend the Credit Agreement in order to, among other things, (i) admit each of the New Lenders as a "Lender" under the Credit Agreement without increasing the Aggregate Commitment; (ii) adjust the respective Percentages of the Lenders; and (iii) make certain other modifications to the Credit Agreement.

         NOW, THEREFORE, in consideration of the foregoing Recitals and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:


                                   AGREEMENTS

       1. The foregoing Recitals to this Amendment hereby are incorporated into and made a part of this Amendment.

       2. From and after the "Effective Date", as defined below, each of the Original Lenders and each New Lender shall be considered a "Lender" under the Credit Agreement and the Loan Documents. Borrower, General Partner and the Original Lenders hereby consent to the addition of each of the New Lenders as a Lender. From and after the Effective Date, each New Lender's Commitment and Percentage shall be as shown below such New Lender's signature block on this Amendment. The adjusted Commitments and

Percentages for the Original Lenders are also shown on the signature pages to this Amendment.

       3. The "Effective Date" shall be the date on which all of the following conditions shall have been fulfilled (or waived by the Original Lenders and New Lenders):

                      (i)         no Default or Event of Default then exists;

                      (ii) Borrower shall have executed and delivered to the Administrative Agent for delivery to each New Lender two Notes, one in the form attached hereto as Exhibit B-3 in the amount of such New Lender's Commitment (each a "Primary Note") and one in the form attached hereto as Exhibit B-5 with respect to Competitive Bid Loans;

                    (iii) Borrower shall have executed and delivered to the Administrative Agent for delivery to the Original Lenders two amended and restated Notes, one in the form attached hereto as Exhibit B-4 in the adjusted amount of such Original Lender's Commitment (each a "Primary Note") and one in the form attached hereto as Exhibit B-6 with respect to Competitive Bid Loans;

                      (iv) the only Advances outstanding on the Effective Date shall be Adjusted Corporate Base Rate Advances;

                      (v) Borrower shall have executed and delivered, or caused to be executed and delivered, to the Administrative Agent (and, upon receipt from Borrower, the Administrative Agent shall deliver to the other Lenders) (A) a certificate dated as of the Effective Date signed by Borrower and General Partner (i) confirming that no Default or Event of Default exists under the Loan Documents; and (ii) representing and warranting that the Loan Documents are then in full force and effect and that, to the best of their knowledge, Borrower and General Partner then have no defenses or offsets to, or claims or counterclaims relating to, their obligations under the Loan Documents, and (B) an opinion of counsel regarding the due authorization and enforceability of this Agreement, together with supporting resolutions and other evidence, all satisfactory to the Administrative Agent; and

                      (vi) the Original Lenders shall have paid in equal shares to each of the New Lenders the agreed upon upfront fee payable to each such New Lender.

If the Effective Date has not occurred by March 31, 1997, either Borrower or any New Lender may, by written notice to all other parties hereto, elect to terminate this Amendment which thereupon shall have no further force or effect and the Credit Agreement shall continue as if this Amendment had not been executed.

       4. Each New Lender, on the Effective Date, agrees to purchase from each of the Original Lenders, in equal shares, and each of the Original Lenders hereby agree to sell to each New Lender, in equal shares, without recourse, a portion of the Obligations equal to such New Lender's Percentage of the then outstanding principal balance of each Adjusted Corporate Base Rate Advance then outstanding and held by the Original Lenders. Such purchases by each New Lender shall not change the aggregate principal amount of all Advances outstanding on the Effective Date. Each such purchase shall be effected by wire transfer of immediately available funds in the appropriate amounts to the Administrative Agent for remittance to each of the Original Lenders on the Effective Date. Borrower irrevocably and unconditionally agrees that from and after the Effective Date the portion of Obligations so funded by each of the New Lenders shall be evidenced by and shall be deemed to be an Advance by such New Lender under such New Lender's Primary Note as of the date of such purchase and shall be treated as such for purposes of calculating interest and fees accruing from and after the date of such purchase under the Credit Agreement (as amended by this Amendment). All interest and fees accruing on such portion of the Obligations prior to the date of such purchase shall be paid when due to the Administrative Agent for remittance to the Original Lenders, as described in the Credit Agreement.

       5. Section 1.1 of the Credit Agreement is hereby amended by deleting the defined terms "Funding Lender" and "Partial Advance."

       6. Section 2.2 of the Credit Agreement is hereby amended by deleting the fourth sentence thereof and by deleting clause (iv) of the third sentence thereof and replacing it with the following:

                 "(iv) the Borrower pays an extension fee to the Administrative Agent equal to 0.063% of the then-current Aggregate Commitment, to be distributed to the Lenders in accordance with their respective Percentages."

Section 2.2 of the Credit Agreement is hereby further amended by adding the words "by each such Lender" after the words "after receipt" in the sixth sentence thereof.

       7. Subsection 2.19(iii) of the Credit Agreement is hereby amended by deleting such subsection in its entirety and replacing it with the following:

                          "(iii)    first to the payment of any fee due
                 pursuant to Section 3.8(b) in connection with the issuance of a Facility Letter of Credit to the Issuing Bank until such fee is paid in full, then next to the payment of the Commitment Fee, Facility Fee and Facility Letter of Credit Fee to the Lenders, if then due, in that order on a pro rata basis in accordance with the respective amounts of such fees due to the Lenders and then finally to the payment of all fees then due to the Administrative Agent;"

       8. Section 4.3 of the Credit Agreement is hereby amended by deleting the word "Required" in the fifth line thereof and replacing it with the word "Majority".

       9. Section 5.2 of the Credit Agreement is hereby amended by adding the words "and the obligation of the Issuing Bank to issue a Facility Letter of Credit," after the words "(including Swingline Loans)" in the third line thereof.

      10. Section 8.2(iii) of the Credit Agreement is hereby amended by inserting the words "the General Partner," in the fifth line thereof before the words "the Borrower".

     11. Section 9.2 of the Credit Agreement is hereby amended by (i) replacing the word "Ownership" in the title thereof with the word "Management" and (ii) deleting the words "ownership and" in the first line thereof.

     12. Section 11.1 is hereby amended by adding the following phrase at the end of the next to last sentence thereof: "and to pay any fees or other amounts due with respect thereto."

     13. Section 12.3 is hereby amended by adding the following sentence at the end thereof: "Subject to the express terms hereof, the Administrative Agent will, unless otherwise instructed as described in Section 12.5, endeavor to administer the Facility in substantially the same manner as it administers similar credit facilities held for its own account."

     14. Except as specifically modified hereby, the Credit Agreement is and remains unmodified and in full force and effect and is hereby ratified and confirmed. All references in the Loan Documents to the "Agreement" or the "Revolving Credit Agreement" henceforth shall be deemed to refer to the Credit Agreement as amended by this Amendment. The General Partner, in its capacity as Guarantor under the Guaranty, hereby consents to this Amendment and specifically acknowledges and agrees that its obligations under the Guaranty continue in full force and effect with respect to all of the "Facility Indebtedness" and all "Obligations" (as defined in the Guaranty) which are now or hereafter due to the Lenders or the Administrative Agent under the Credit Agreement as amended by this Amendment.

     15. This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one agreement, and any of the parties hereto may execute this Amendment by signing any such counterpart.
This Amendment shall be construed in accordance with the internal laws (and not the law of conflicts) of the State of Illinois, but giving effect to federal laws applicable to national banks. This Amendment shall be effective when it has been executed by Borrower, General Partner, the Documentation Agent, the Administrative Agent, the Original Lenders and all New Lenders and each party has notified the Administrative Agent by telecopy or telephone that it has taken such action.

         IN WITNESS WHEREOF, the Borrower, General Partner, the Original Lenders, the New Lenders, the Documentation Agent and the Administrative Agent have executed this Amendment as of the date first above written.

                                        FIRST INDUSTRIAL, L.P., a Delaware
                                        limited partnership

                                        By:   First Industrial Realty Trust,
                                              Inc., a Maryland corporation


                                        By:_____________________________________
                                        Title:__________________________________


                                        FIRST INDUSTRIAL REALTY TRUST, INC., as
                                        Guarantor and as General Partner


                                        By:_____________________________________
                                        Title:__________________________________


                                        THE FIRST NATIONAL BANK OF CHICAGO, as
                                        Administrative Agent


                                        By:_____________________________________
                                        Title:__________________________________


                                        UNION BANK OF SWITZERLAND, NEW YORK
                                        BRANCH, as Documentation Agent


                                        By:_____________________________________
                                        Title:__________________________________

                                        THE FIRST NATIONAL BANK OF
                                        CHICAGO, as Original Lender


                                        By:_____________________________________
                                        Title:__________________________________

                                        Commitment:      $25,000,000
                                        Percentage:      12.5%


                                        UNION BANK OF SWITZERLAND, NEW YORK
                                        BRANCH, as Original Lender


                                        By:_____________________________________
                                        Title:__________________________________

                                        Commitment:      $25,000,000
                                        Percentage:      12.5%


                                        BANK OF MONTREAL, as New Lender


                                        By:_____________________________________
                                        Title:__________________________________

                                        Commitment:      $20,000,000
                                        Percentage:      10%


                                        COMERICA BANK, as New Lender


                                        By:_____________________________________
                                        Title:__________________________________

                                        Commitment:      $20,000,000
                                        Percentage:      10%

                                        FIRST BANK NATIONAL ASSOCIATION,
                                        as New Lender


                                        By:_____________________________________
                                        Title:__________________________________

                                        Commitment:      $20,000,000
                                        Percentage:      10%


                                        AMSOUTH BANK OF ALABAMA, as New Lender


                                        By:_____________________________________
                                        Title:__________________________________

                                        Commitment:      $15,000,000
                                        Percentage:      7.5%


                                        BHF-BANK AKTIENGESELLSCHAFT, as New
                                        Lender


                                        By:_____________________________________
                                        Title:__________________________________


                                        And By:_________________________________
                                        Title:__________________________________

                                        Commitment:      $15,000,000
                                        Percentage:      7.5%

                                        COMMERZBANK AKTIENGESELLSCHAFT, CHICAGO
                                        BRANCH, as New Lender


                                        By:_____________________________________
                                        Title:__________________________________

                                        Commitment:      $15,000,000
                                        Percentage:      7.5%


                                        LASALLE NATIONAL BANK, as New Lender

                                        By:_____________________________________
                                        Title:__________________________________

                                        Commitment:      $15,000,000
                                        Percentage:      7.5%


                                        THE NORTHERN TRUST COMPANY, as New
                                        Lender

                                        By:_____________________________________
                                        Title:__________________________________

                                        Commitment:      $15,000,000
                                        Percentage:      7.5%


                                        SIGNET BANK, as New Lender


                                        By:_____________________________________
                                        Title:__________________________________

                                        Commitment:      $15,000,000
                                        Percentage:      7.5%

                                  EXHIBIT B-3

                                  FORM OF NOTE


$_________________________                                      March 3, 1997


         On or before the Maturity Date, as defined in that certain Unsecured Revolving Credit Agreement dated as of December 16, 1996 as amended by a First Amendment thereto dated as of March 3, 1997 (as heretofore and hereafter amended, the "Agreement") between FIRST INDUSTRIAL, L.P., a Delaware limited partnership ("Borrower"), First Industrial Realty Trust, Inc., a Maryland corporation, Union Bank of Switzerland, New York Branch, individually and as Documentation Agent, The First National Bank of Chicago, a national bank organized under the laws of the United States of America, individually and as Administrative Agent for the Lenders (as such terms are defined in the Agreement), and the other Lenders listed on the signature pages of the Agreement, Borrower promises to pay to the order of _________________________ (the "Lender"), or its successors and assigns, the principal sum of _________________________ AND NO/100 DOLLARS ($_________________________) or
the aggregate unpaid principal amount of all Loans (other than Competitive Bid Loans) made by the Lender to the Borrower pursuant to Section 2.1 of the Agreement, in immediately available funds at the office of the Administrative Agent in Chicago, Illinois, together with interest on the unpaid principal amount hereof at the rates and on the dates set forth in the Agreement. The Borrower shall pay this Promissory Note ("Note") in full on or before the Maturity Date in accordance with the terms of the Agreement.

         The Lender shall, and is hereby authorized to, record on the schedule attached hereto, or to otherwise record in accordance with its usual practice, the date and amount of each Advance and the date and amount of each principal payment hereunder.

         This Note is issued pursuant to, and is entitled to the security under and benefits of, the Agreement and the other Loan Documents, to which Agreement and Loan Documents, as they may be amended from time to time, reference is hereby made for, inter alia, a statement of the terms and conditions under which this Note may be prepaid or its maturity date accelerated. Capitalized terms used herein and not otherwise defined herein are used with the meanings attributed to them in the Agreement.

         If there is an Event of Default or Default under the Agreement or any other Loan Document and Lender exercises its remedies provided under the Agreement and/or any of the Loan Documents, then in addition to all amounts recoverable by the Lender under such documents, Lender shall be entitled to receive reasonable attorneys fees and expenses incurred by Lender in exercising such remedies.

         Borrower and all endorsers severally waive presentment, protest and demand, notice of protest, demand and of dishonor and nonpayment of this Note (except as otherwise expressly provided for in the Agreement), and any and all lack of diligence or delays in collection or enforcement of this Note, and expressly agree that this Note, or any payment hereunder, may be extended from time to time, and expressly consent to the release of any party liable for the obligation secured by this Note, the release of any of the security of this Note, the acceptance of any other security therefor, or any other indulgence or forbearance whatsoever, all without notice to any party and without affecting the liability of the Borrower and any endorsers hereof.

         This Note shall be governed and construed under the internal laws of the State of Illinois.

         BORROWER AND LENDER, BY ITS ACCEPTANCE HEREOF, EACH HEREBY WAIVE ANY RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING TO ENFORCE OR DEFEND ANY RIGHT UNDER THIS PROMISSORY NOTE OR ANY OTHER LOAN DOCUMENT OR RELATING THERETO OR ARISING FROM THE LENDING RELATIONSHIP WHICH IS THE SUBJECT OF THIS NOTE AND AGREE THAT ANY SUCH ACTION OR PROCEEDING SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY.

                                        FIRST INDUSTRIAL, L.P.

                                 By:    First Industrial Realty Trust,Inc.,
                                        its general partner

                                        By:_____________________________________
                                        Its:____________________________________

                             PAYMENTS OF PRINCIPAL


                            Unpaid
                            Principal                           Notation
Date                        Balance                             Made by


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                                    -11-

                                  EXHIBIT B-4

                       FORM OF AMENDED AND RESTATED NOTE


$_______________________                                          March 3, 1997


       On or before the Maturity Date, as defined in that certain Unsecured Revolving Credit Agreement dated as of December 16, 1996 as amended by a First Amendment thereto dated as of March 3, 1997 (as heretofore and hereafter amended, the "Agreement") between FIRST INDUSTRIAL, L.P., a Delaware limited partnership ("Borrower"), First Industrial Realty Trust, Inc., a Maryland corporation, Union Bank of Switzerland, New York Branch, individually and as Documentation Agent, The First National Bank of Chicago, a national bank organized under the laws of the United States of America, individually and as Administrative Agent for the Lenders (as such terms are defined in the Agreement), and the other Lenders listed on the signature pages of the Agreement, Borrower promises to pay to the order of _________________________ (the "Lender"), or its successors and assigns, the principal sum of _________________________ AND NO/100 DOLLARS ($_________________________) or
the aggregate unpaid principal amount of all Loans (other than Competitive Bid Loans) made by the Lender to the Borrower pursuant to Section 2.1 of the Agreement, in immediately available funds at the office of the Administrative Agent in Chicago, Illinois, together with interest on the unpaid principal amount hereof at the rates and on the dates set forth in the Agreement. The Borrower shall pay this Promissory Note ("Note") in full on or before the Maturity Date in accordance with the terms of the Agreement.

       This Amended and Restated Note amends and restates in its entirety that certain Note dated December 16, 1996 in the amount of $100,000,000 made by Borrower in favor of Lender.

       The Lender shall, and is hereby authorized to, record on the schedule attached hereto, or to otherwise record in accordance with its usual practice, the date and amount of each Advance and the date and amount of each principal payment hereunder.

       This Note is issued pursuant to, and is entitled to the security under and benefits of, the Agreement and the other Loan Documents, to which Agreement and Loan Documents, as they may be amended from time to time, reference is hereby made for, inter alia, a statement of the terms and conditions under which this Note may be prepaid or its maturity date accelerated. Capitalized terms used herein and not otherwise defined herein are used with the meanings attributed to them in the Agreement.

       If there is an Event of Default or Default under the Agreement or any other Loan Document and Lender exercises its remedies provided under the Agreement and/or any of the Loan Documents, then in addition to all amounts recoverable by the Lender under such documents, Lender shall be entitled to receive reasonable attorneys fees and expenses incurred by Lender in exercising such remedies.

       Borrower and all endorsers severally waive presentment, protest and demand, notice of protest, demand and of dishonor and nonpayment of this Note (except as otherwise expressly provided for in the Agreement), and any and all lack of diligence or delays in collection or enforcement of this Note, and expressly agree that this Note, or any payment hereunder, may be extended from time to time, and expressly consent to the release of any party liable for the obligation secured by this Note, the release of any of the security of this Note, the acceptance of any other security therefor, or any other indulgence or forbearance whatsoever, all without notice to any party and without affecting the liability of the Borrower and any endorsers hereof.

       This Note shall be governed and construed under the internal laws of the State of Illinois.

       BORROWER AND LENDER, BY ITS ACCEPTANCE HEREOF, EACH HEREBY WAIVE ANY RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING TO ENFORCE OR DEFEND ANY RIGHT UNDER THIS PROMISSORY NOTE OR ANY OTHER LOAN DOCUMENT OR RELATING THERETO OR ARISING FROM THE LENDING RELATIONSHIP WHICH IS THE SUBJECT OF THIS NOTE AND AGREE THAT ANY SUCH ACTION OR PROCEEDING SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY.

                                        FIRST INDUSTRIAL, L.P.

                                By:     First Industrial Realty Trust, Inc.,
                                        its general partner

                                        By:_____________________________________
                                        Its:____________________________________

                             PAYMENTS OF PRINCIPAL


                                   Unpaid
                                   Principal                    Notation
Date                               Balance                      Made by


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                                    -14-

                                  EXHIBIT B-5

                          FORM OF COMPETITIVE BID NOTE


                                                                   March 3, 1997


       On or before the last day of each "Interest Period" applicable to a "Competitive Bid Loan", as defined in that certain Unsecured Revolving Credit Agreement dated as of December 16, 1996 as amended by a First Amendment thereto dated as of March 3, 1997 (as heretofore and hereafter amended, the "Agreement") between FIRST INDUSTRIAL, L.P., a Delaware limited partnership ("Borrower"), First Industrial Realty Trust, Inc., a Maryland corporation, Union Bank of Switzerland, New York Branch, The First National Bank of Chicago, a national bank organized under the laws of the United States of America, individually and as Administrative Agent for the Lenders (as such terms are defined in the Agreement), Borrower promises to pay to the order of _________________________ (the "Lender"), or its successors and assigns, the unpaid principal amount of such Competitive Bid Loan made by the Lender to the Borrower pursuant to Section 2.17 of the Agreement, in immediately available funds at the office of the Administrative Agent in Chicago, Illinois, together with interest on the unpaid principal amount hereof at the rates and on the dates set forth in the Agreement. The Borrower shall pay any remaining unpaid principal amount of such Competitive Bid Loans under this Competitive Bid Note ("Note") in full on or before the Maturity Date in accordance with the terms of the Agreement.

       The Lender shall, and is hereby authorized to, record on the schedule attached hereto, or to otherwise record in accordance with its usual practice, the date, amount and due date of each Competitive Bid Loan and the date and amount of each principal payment hereunder.

       This Note is issued pursuant to, and is entitled to the security under and benefits of, the Agreement and the other Loan Documents, to which Agreement and Loan Documents, as they may be amended from time to time, reference is hereby made for, inter alia, a statement of the terms and conditions under which this Note may be prepaid or its maturity date accelerated. Capitalized terms used herein and not otherwise defined herein are used with the meanings attributed to them in the Agreement.

       If there is an Event of Default or Default under the Agreement or any other Loan Document and Lender exercises its remedies provided under the Agreement and/or any of the Loan Documents, then in addition to all amounts recoverable by the Lender under such documents, Lender shall be entitled to receive reasonable attorneys fees and expenses incurred by Lender in exercising such remedies.

       Borrower and all endorsers severally waive presentment, protest and demand, notice of protest, demand and of dishonor and nonpayment of this Note (except as otherwise expressly provided for in the Agreement), and any and all lack of diligence or delays in collection or enforcement of this Note, and expressly agree that this Note, or any payment hereunder, may be extended from time to time, and expressly consent to the release of any party liable for the obligation secured by this Note, the release of any of the security of this Note, the acceptance of any other security therefor, or any other indulgence or forbearance whatsoever, all without notice to any party and without affecting the liability of the Borrower and any endorsers hereof.

       This Note shall be governed and construed under the internal laws of the State of Illinois.

       BORROWER AND LENDER, BY ITS ACCEPTANCE HEREOF, EACH HEREBY WAIVE ANY RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING TO ENFORCE OR DEFEND ANY RIGHT UNDER THIS PROMISSORY NOTE OR ANY OTHER LOAN DOCUMENT OR RELATING THERETO OR ARISING FROM THE LENDING RELATIONSHIP WHICH IS THE SUBJECT OF THIS NOTE AND AGREE THAT ANY SUCH ACTION OR PROCEEDING SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY.

                                        FIRST INDUSTRIAL, L.P.

                                By:     First Industrial Realty Trust, Inc.,
                                        its general partner

                                        By:_____________________________________
                                        Its:____________________________________

                             PAYMENTS OF PRINCIPAL


                                 Unpaid
                                 Principal                       Notation
Date                             Balance                         Made by


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                                    -17-

                                  EXHIBIT B-6

               FORM OF AMENDED AND RESTATED COMPETITIVE BID NOTE


                                                                   March 3, 1997


       On or before the last day of each "Interest Period" applicable to a "Competitive Bid Loan", as defined in that certain Unsecured Revolving Credit Agreement dated as of December 16, 1996 as amended by a First Amendment thereto dated as of March 3, 1997 (as heretofore and hereafter amended, the "Agreement") between FIRST INDUSTRIAL, L.P., a Delaware limited partnership ("Borrower"), First Industrial Realty Trust, Inc., a Maryland corporation, Union Bank of Switzerland, New York Branch, The First National Bank of Chicago, a national bank organized under the laws of the United States of America, individually and as Administrative Agent for the Lenders (as such terms are defined in the Agreement), Borrower promises to pay to the order of _________________________ (the "Lender"), or its successors and assigns, the unpaid principal amount of such Competitive Bid Loan made by the Lender to the Borrower pursuant to Section 2.17 of the Agreement, in immediately available funds at the office of the Administrative Agent in Chicago, Illinois, together with interest on the unpaid principal amount hereof at the rates and on the dates set forth in the Agreement. The Borrower shall pay any remaining unpaid principal amount of such Competitive Bid Loans under this Competitive Bid Note ("Note") in full on or before the Maturity Date in accordance with the terms of the Agreement.

       This Amended and Restated Competitive Bid Note amends and restates in its entirety that certain Competitive Bid Note dated December 16, 1996 made by Borrower in favor of Lender.

       The Lender shall, and is hereby authorized to, record on the schedule attached hereto, or to otherwise record in accordance with its usual practice, the date, amount and due date of each Competitive Bid Loan and the date and amount of each principal payment hereunder.

       This Note is issued pursuant to, and is entitled to the security under and benefits of, the Agreement and the other Loan Documents, to which Agreement and Loan Documents, as they may be amended from time to time, reference is hereby made for, inter alia, a statement of the terms and conditions under which this Note may be prepaid or its maturity date accelerated. Capitalized terms used herein and not otherwise defined herein are used with the meanings attributed to them in the Agreement.

       If there is an Event of Default or Default under the Agreement or any other Loan Document and Lender exercises its remedies provided under the Agreement and/or any of the Loan Documents, then in addition to all amounts recoverable by the Lender under such documents, Lender shall be entitled to receive reasonable attorneys fees and expenses incurred by Lender in exercising such remedies.

       Borrower and all endorsers severally waive presentment, protest and demand, notice of protest, demand and of dishonor and nonpayment of this Note (except as otherwise expressly provided for in the Agreement), and any and all lack of diligence or delays in collection or enforcement of this Note, and expressly agree that this Note, or any payment hereunder, may be extended from time to time, and expressly consent to the release of any party liable for the obligation secured by this Note, the release of any of the security of this Note, the acceptance of any other security therefor, or any other indulgence or forbearance whatsoever, all without notice to any party and without affecting the liability of the Borrower and any endorsers hereof.

       This Note shall be governed and construed under the internal laws of the State of Illinois.

       BORROWER AND LENDER, BY ITS ACCEPTANCE HEREOF, EACH HEREBY WAIVE ANY RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING TO ENFORCE OR DEFEND ANY RIGHT UNDER THIS PROMISSORY NOTE OR ANY OTHER LOAN DOCUMENT OR RELATING THERETO OR ARISING FROM THE LENDING RELATIONSHIP WHICH IS THE SUBJECT OF THIS NOTE AND AGREE THAT ANY SUCH ACTION OR PROCEEDING SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY.

                                        FIRST INDUSTRIAL, L.P.

                                By:     First Industrial Realty Trust, Inc.,
                                        its general partner

                                        By:_____________________________________
                                        Its:____________________________________





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

                             PAYMENTS OF PRINCIPAL


                                    Unpaid
                                    Principal                      Notation
Date                                Balance                        Made by


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